TO SHAREHOLDERS


EV Marathon Gold & Natural Resources Fund had a total return of 10.3% during the 11 months ended August 31, 1995, excluding the Fund's 5% maximum contingent deferred sales charge.

That return reflects an increase in net asset value from $14.89 per share on September 30, 1994 to $16.42 on August 31, 1995. By comparison, the S&P 500, an unmanaged index of common stocks, had a total return of 24.4% for the same period.

The 34 natural resource funds monitored by Lipper Analytical Services, an independent mutual fund monitoring service, had an average total return of 5.4%, significantly less than the Fund's return of 10.3% during that same period, according to a computation by Eaton Vance based on the Lipper statistics.

The Fund has outperformed the Lipper index during certain longer periods as well, as is explained in the interview with the Portfolio Managers later in this report.

This report covers an 11-month fiscal year because the end of the Fund's fiscal year has been changed from September 30 to August 31. Effective August 31, 1995, the Fund became a series of the Eaton Vance Growth Trust.

We believe that worldwide economic conditions, particularly the strong growth demonstrated by developing nations, is creating demand for the materials produced by the sectors in which the Portfolio invests. Further, we believe that this strong demand should continue even during any slowdown of the global economy that might occur.

The Fund expects to continue to work to fulfill its goal as a hedge against inflation. Having such a hedge in a shareholder's portfolio of financial assets is particularly useful in case of an upward trend in inflation.

By itself, the Fund does not constitute a complete investment program and should only be included as part of a balanced portfolio. But we believe prudent investors may well see the wisdom in seeking protection against the loss of purchasing power that inflation could cause.

Sincerely,


[PHOTO OF JAMES B. HAWKES]

/s/James B. Hawkes
President
October 4, 1995

-------------------------------------------------------------------------------
THE FUND'S 10 LARGEST HOLDINGS*
-------------------------------------------------------------------------------

Firstmiss Gold, Inc...............................Gold mining
Triton Energy Corp................................Oil exploration
Anadarko Petroleum Corp...........................Oil, natural gas
ASARCO, Inc.......................................Copper
RTZ Corp., PLC ADR ...............................Copper, other minerals
Barrick Gold Corp.................................Gold
Noble Affiliates Inc..............................Oil, natural gas
Dayton Mining Corp................................Gold
J&L Specialty Steel...............................Iron and steel
Santa Fe Pacific Gold Corp........................Gold
* The holdings above represented 34.0% of the Portfolio's investments by market value as of August 31, 1995

MANAGEMENT REPORT

An interview with Barclay Tittmann and William D. Burt, Portfolio Managers of EV Marathon Gold & Natural Resources Fund.

Q. BARCLAY, WHAT CONTRIBUTED TO THE FUND'S POSITIVE PERFORMANCE DURING THE 11 MONTHS ENDED AUGUST 31, 1995?

BT: We had good performance relative to other natural resource funds, primarily because we have a significant exposure to smaller companies with good exploration potential. Some of these have done very well in the last 11 months.

Q.  CAN YOU GIVE AN EXAMPLE?

BT: A good example is FirstMiss Gold, Inc. It is a relatively unknown mining company that is 80% owned by First Mississippi Corp., a fertilizer company. We've had the stock for about a year and a half, and I'm happy to report that the price is up sharply based on very favorable news.

    FirstMiss, which operates the old Getchell Mine in Nevada, has found a major gold deposit right next door. The new mine, called Turquoise Ridge, has proven reserves of around 2 million ounces, but it could be a lot larger than that.

    This is the kind of find called a "company maker;" it can turn a junior producer into a senior producer, just as American Barrick, now called Barrick Gold Corp. evolved into a major gold producer after discovering the Goldstrike Mine, which also is in Nevada.




This is a bar chart, entitled, "EV Marathon Gold & Natural Resources: A Portfolio whose weightings are adjusted to meet changing investment conditions."

The chart shows a series of pairs of columns. Each pair represents the Portfolio's investment in a given sector as of two dates, September 30, 1994 and August 31, 1995. The numerical values for each column are listed above it. There is a legend below the columns that shows the colors of the two bars and the dates with which they correspond. The values of the columns are:

Gold and precious metals: Sept. 30, 27.1% of the Portfolio; August 31, 27.2%; Paper and forest products, Sept. 30, 20.3%; August 31, 5.5%; Oil and gas, Sept. 30, 17.7%, August 31, 23.7%; Industrial metals, Sept. 30, 18%, August 31, 21.7%;
Industrial minerals and fertilizer, Sept. 30, 9.2%, August 31, 10.5%; and Iron and steel, Sept. 30, 7.7%, August 31, 6.2%.




[PHOTO OF BARCLAY TITTMANN]


Q.  BILL, HAVE ANY OF THE PORTFOLIO'S PETROLEUM STOCKS PERFORMED PARTICULARLY
    WELL?

WB: We continue to be pleased with the results of Triton Energy Corp. The rise in Triton's stock price is being driven by the company's successful explorations for oil in Colombia and for natural gas in Thailand. Triton should be generating significant cash flow in the future and the stock's value is rising accordingly. Of course, past trends cannot guarantee future performance.

Q. ARE THERE OTHER INTERESTING PETROLEUM EXPLORATION COMPANIES AMONG THE PORTFOLIO'S HOLDINGS?

WB: Anadarko Petroleum Corp. is a stock that we've held for some time but have added to during the last 11 months. Anadarko has done well because the company's exploration for oil in Algeria continues to be an outstanding success.

    To give you an idea of the magnitude of these discoveries, full development of what they've found in Algeria may exceed the company's current earnings and cash flow.

    Year-to-date natural gas prices have been weak, so the company's earnings and cash flow have been weaker than expected, but the market has been willing to look past this factor because of the positive implications of recent natural gas price increases, as well as the company's other potentials.

    What's more, the Algerian operation is overshadowing Anadarko's explorations in Mexico. But we believe the company's Gulf of Mexico explorations will be increased in 1995 and will provide further good news for shareholders.



[PHOTO OF WILLIAM D. BURT]

Q. APART FROM INDIVIDUAL COMPANY SUCCESS STORIES, HAVE THERE BEEN ANY TRENDS AFFECTING WHOLE SECTORS?

WB: Yes. One trend that we've made an effort to exploit has been the fluctuation of commodity prices. We've tried to buy exposure to specific commodities at inexpensive prices when they fall deeply out of favor.

Q.  CAN YOU GIVE AN EXAMPLE OF HOW THAT PROCESS WORKS?

WB: A good example is natural gas. Prices for this commodity had been depressed for a year. But during this summer, a long enough stretch of hot, humid weather over much of the country caused a strong demand for air conditioning.

    The resulting increase in demand for electricity, plus other sources of natural gas demand, combined to raise spot and contract prices and have driven up natural gas stock prices. The Portfolio is benefiting because we bought some of these stocks, such as Apache Corp. and Noble Affiliates, Inc., at relatively inexpensive prices.

Q. BARCLAY, ARE THERE OTHER SECTOR TRENDS WITHIN THE GOLD AND NATURAL RESOURCES AREA?


This chart is entitled, "Continued strong emerging markets are likely to create robust demand for natural resources."

It consists of a series of pairs of columns showing Annual real (inflation-adjusted) GDP growth rates, and labeled as such, for five year, 1991 through 1995. The 1995 figures are estimates and are labeled as such. Above the bars is a legend showing the colors of the bars and the types of economies that they represent, emerging markets and developed countries. The values for each year are:

1991: Developed countries, 0.8%, Emerging markets, 4.4%; 1992, Developed countries, 1.7%, Emerging markets, 5.9%; 1993, Developed countries, 1.1%, Emerging markets, 6.1%; 1994, Developed countries, 2.1%, Emerging markets, 5.5%; and 1995 (est.), Developed countries, 2.7%, Emerging markets, 5.8%.

At the bottom of the chart is a disclaimer, "Past performance is no guarantee of future results," and a listing of the sources of the material in the chart, the International Monetary Fund, Organization for Economic Cooperation and Development.



BT. There is what we believe to be an overall trend that drives natural resource investments. We have a strong conviction that natural resources on a global basis are going to benefit from the growth of emerging countries, particularly those in Asia.

    We believe that even if there is a worldwide economic slowdown, as there almost certainly will be at some point, commodity prices will not drop to the low levels that were seen in the 1980s. This is because emerging market demand may continue to keep commodity prices relatively high.

    Fertilizer is a good example of this phenomenon. Asian demand, primarily from China and India, is keeping world fertilizer prices strong, to the benefit of Canadian and U.S. producers. Incidentally, we have about 10% of the Portfolio in fertilizer stocks.

Q.  WHAT OTHER HOLDINGS ARE PARTICULARLY NOTEWORTHY?

BT: One that is particularly interesting is a Canadian company called Diamond
    Fields Resources. A year ago, Diamond Fields discovered a huge, high grade deposit containing nickel, copper and cobalt, at Voisey Bay,Newfoundland. There probably are 100 million tons of ore, and only 11% of the area has been explored!

    The company has two big-league partners, INCO and Teck Canada. A big plus for this find is its location right on the water, so transportation out of Newfoundland should not be particularly costly.

Q.  HOW HAS THE FUND'S PERFORMANCE FARED OVER THE LONG TERM?

BT. Over a variety of periods, the Fund has outperformed a group of similar, "Natural Resource Funds," as supplied by Lipper Analytical Services, an independent fund ranking service. Lipper defines natural resource funds as those that invest more than 65% of their equity commitment in natural resource stocks.

    For example, for the 12 months ended August 31, 1995, the Fund's total return of 13.8% ranked it second out of 33 funds in its category. The average total return of those funds was 6.3%.

    For the five years ended August 31, 1995, the Fund's total annualized return of 8.5% ranked third out of 19 funds in its category, and the average total return of the 19 funds was 8.44%.

    All Fund results exclude the maximum sales charge. The Fund's average annual total return, including the applicable contingent deferred sales charge, is as follows: 11 months: 5.3%; 1 year: 8.8%; 5 years: 8.2%; and since inception on 10/21/87: 10.6% annualized.

    Of course, past trends do not guarantee future performance. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Q.  WHAT'S THE LONG-TERM OUTLOOK FOR NATURAL RESOURCE INVESTMENTS?

BT: As we said earlier, we believe the continuing development of the emerging market countries will fuel the growth of companies such as those in which the Portfolio invests. Countries that are industrializing and raising their standards of living consume a larger volume of natural resources than do developed countries whose infrastructure is already in place.

WB: It's this kind of growth that we believe makes the Fund a valuable part of an investor's portfolio, both as an attempt to take advantage of the growth in emerging market economies and as a hedge against inflation.

Comparison of Change in Value of a $10,000 Investment in EV Marathon Gold & Natural Resources Fund, the S&P 500 Stock Index and the Consumer Price Index From October 31, 1987 through August 31, 1995

AVERAGE ANNUAL RETURNS      1 Year**     5 Years     Life of Trust*

With CDSC                     8.8%         8.2%          10.6%
Without CDSC                 13.8%         8.5%          10.6%

Date                M. Gold & Nr.          S&P 500             Cost of Living
-------------------------------------------------------------------------------
10/87+             10,000                  10,000              10,000
11/87              10,230                   9,147              10,009
12/87              10,990                   9,901              10,009
 1/88              10,187                  10,301              10,035
 2/88              10,899                  10,732              10,061
 3/88              11,592                  10,464              10,104
 4/88              11,723                  10,563              10,156
 5/88              11,723                  10,596              10,191
 6/88              12,307                  11,157              10,234
 7/88              12,155                  11,097              10,278
 8/88              11,680                  10,669              10,321
 9/88              11,539                  11,193              10,390
10/88              11,863                  11,483              10,425
11/88              11,945                  11,266              10,434
12/88              12,070                  11,534              10,451
 1/89              12,926                  12,354              10,503
 2/89              13,062                  11,997              10,546
 3/89              13,082                  12,350              10,607
 4/89              13,249                  12,969              10,676
 5/89              12,768                  13,424              10,737
 6/89              12,716                  13,438              10,763
 7/89              13,304                  14,625              10,789
 8/89              14,155                  14,852              10,807
 9/89              14,188                  14,875              10,841
10/89              13,830                  14,500              10,893
11/89              14,515                  14,740              10,919
12/89              14,923                  15,178              10,937
 1/90              14,541                  14,133              11,049
 2/90              14,656                  14,254              11,101
 3/90              14,574                  14,718              11,162
 4/90              13,657                  14,323              11,180
 5/90              14,574                  15,640              11,206
 6/90              14,075                  15,640              11,266
 7/90              15,194                  15,559              11,310
 8/90              14,681                  14,091              11,414
 9/90              14,190                  13,501              11,509
10/90              12,775                  13,411              11,578
11/90              12,670                  14,214              11,605
12/90              13,271                  14,705              11,605
 1/91              12,944                  15,315              11,674
 2/91              13,911                  16,346              11,691
 3/91              13,851                  16,833              11,709
 4/91              13,669                  16,839              11,726
 5/91              14,093                  17,488              11,761
 6/91              14,105                  16,796              11,795
 7/91              14,457                  17,550              11,813
 8/91              13,971                  17,894              11,847
 9/91              13,571                  17,694              11,899
10/91              14,302                  17,903              11,917
11/91              13,498                  17,117              11,951
12/91              14,130                  19,166              11,960
 1/92              14,753                  18,784              11,977
 2/92              14,753                  18,964              12,021
 3/92              14,229                  18,684              12,082
 4/92              14,454                  19,205              12,099
 5/92              14,866                  19,223              12,116
 6/92              15,042                  19,040              12,160
 7/92              15,367                  19,789              12,186
 8/92              14,979                  19,314              12,220
 9/92              14,853                  19,639              12,255
10/92              14,715                  19,681              12,298
11/92              14,364                  20,276              12,316
12/92              14,778                  20,624              12,307
 1/93              14,878                  20,769              12,368
 2/93              15,668                  20,987              12,411
 3/93              16,031                  21,522              12,454
 4/93              16,332                  20,975              12,489
 5/93              16,796                  21,451              12,507
 6/93              17,310                  21,624              12,524
 7/93              17,648                  21,508              12,524
 8/93              17,573                  22,249              12,559
 9/93              16,595                  22,180              12,585
10/93              17,347                  22,611              12,637
11/93              17,285                  22,319              12,645
12/93              18,556                  22,693              12,645
 1/94              19,590                  23,431              12,680
 2/94              18,609                  22,727              12,723
 3/94              17,683                  21,840              12,767
 4/94              17,576                  22,092              12,784
 5/94              18,180                  22,366              12,793
 6/94              18,019                  21,933              12,836
 7/94              18,663                  22,624              12,871
 8/94              19,375                  23,475              12,923
 9/94              19,992                  23,005              12,958
10/94              19,173                  23,486              12,966
11/94              17,710                  22,558              12,984
12/94              18,166                  23,001              12,984
 1/95              17,226                  23,560              13,036
 2/95              18,193                  24,410              13,088
 3/95              19,455                  25,234              13,131
 4/95              19,402                  25,939              13,174
 5/95              20,194                  26,881              13,200
 6/95              20,946                  27,635              13,226
 7/95              22,006                  28,513              13,226
 8/95              22,047                  28,504              13,261

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

 *Investment operations commenced on 10/21/95.
 +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.
**For the 12 months ended 8/31/95.

THE FUND'S PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, the performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Stock Index and the Consumer Price Index.

THE TOTAL RETURN FIGURES
The colored solid line on the chart represents the Fund's performance at net asset value. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes reinvestment of income dividends and capital gain distributions. It also reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

The black solid line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. In contrast to the Fund, whose investment focus is targeted toward selected natural resources sectors, the stocks in the Index represent a diversified portfolio spanning all sectors of the economy. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The dotted line represents the Consumer Price Index, an inflation measure based on a basket of goods including food, clothing and energy. Its performance is included to compare how the Fund has performed historically relative to inflation.

                          EV MARATHON GOLD & NATURAL
                                RESOURCES FUND
                           PORTFOLIO OF INVESTMENTS
                               AUGUST 31, 1995

-------------------------------------------------------------------------------
                             COMMON STOCKS - 98.1%
-------------------------------------------------------------------------------
NAME OF COMPANY                                SHARES           VALUE
-------------------------------------------------------------------------------
GOLD & PRECIOUS METALS - 26.7%
Ashanti Goldfields Ltd. GDR                       12,000   $       249,000
Battle Mountain Gold Co.                          24,000           237,000
Barrick Gold Corp.                                17,000           431,375
Dayton Mining Corp.                              100,000           412,500
Euro-Nevada Mining Corp.+                          9,000           348,413
Firstmiss Gold, Inc.*                             40,000           900,000
Greenstone Resources Ltd.                         77,000           202,125
Hecla Mining Co.                                  25,000           287,500
Pioneer Group, Inc.                               10,000           285,000
Santa Fe Pacific Gold Corp.                       33,000           400,125
TVX Gold, Inc.*                                   45,000           326,250
                                                           ---------------
                                                           $     4,079,288
                                                           ---------------
INDUSTRIAL METALS - 23.2%
Aluminum Co. of America                            5,000   $       285,625
ASARCO Inc.                                       15,000           485,625
Commonwealth Aluminum Corp.                       12,000           291,000
Cyprus Amax Minerals Co.                          12,500           350,000
Diamond Fields Resources, Inc.+                    4,000           227,809
Freeport McMoRan Copper & Gold                    16,300           381,013
Inco Limited                                       5,600           196,000
Phelps Dodge Corp.                                 4,700           297,862
Reynolds Metals Co.                                5,000           298,750
RTZ Corp. PLC ADR                                  8,424           465,426
Western Mining Ltd.+                              39,000           262,493
                                                           ---------------
                                                           $     3,541,603
                                                           ---------------
INDUSTRIAL MINERALS - 10.3%
Agrium Inc.                                        6,000   $       204,750
Arcadian Corp.                                    12,000           223,500
First Mississippi Corp.                            6,000           198,750
Minerals Technologies, Inc.                       10,500           380,625
Mississippi Chemical Corp.                        10,000           222,500
Potash Corp. of Saskatchewan                       6,000           341,250
                                                           ---------------
                                                           $     1,571,375
                                                           ---------------
IRON & STEEL - 6.1%
J&L Specialty Steel, Inc.                         16,000   $       410,000
Nucor Corp.                                        5,000           245,000
Republic Engineered Steel, Inc.                   40,000           275,000
                                                           ---------------
                                                           $       930,000
                                                           ---------------
OIL & GAS - 26.4%
Alexander Energy Corp.                            40,000   $       170,000
Anadarko Petroleum Corp.                          10,700           510,925
Apache Corp.                                      12,000           349,500
Arakis Energy Corp.*                              22,000           220,000
Beau Canada Exploration Ltd. Class A+            170,000           197,421
Cabot Oil & Gas Corp.                             13,000           188,500
Mobil Corp.                                        1,500           142,875
Noble Affiliates, Inc.                            15,000           414,375
Plains Resources, Inc.                            17,000           182,750
Royal Dutch Petroleum PLC ADR                      1,800           214,650
Swift Energy Co.                                  25,000           225,000
Tesoro Petroleum Corp.                            30,000           288,750
Transtexas Gas Corp.                              10,000           177,500
Triton Energy Corp.                               14,000           742,000
                                                           ---------------
                                                           $     4,024,246
                                                           ---------------
PAPER & FOREST PRODUCTS - 5.4%
Mead Corporation                                   3,300   $       202,538
Pacific Forest Products*+                         20,000           227,064
Rayonier Inc.                                      5,000           191,875
Timberwest Forest Ltd.+                           18,000           199,332
                                                           ---------------
                                                           $       820,809
                                                           ---------------
    TOTAL COMMON STOCKS
(Identified cost, $12,295,335)                             $    14,967,321
                                                           ---------------


-------------------------------------------------------------------------------
                        PREFERRED STOCK - 1.5%
-------------------------------------------------------------------------------
Freeport McMoRan Copper & Gold, Inc.
  Var. Pfd. (Identified cost, $278,670)            7,000   $       234,500
                                                           ---------------
TOTAL INVESTMENTS
  (Identified cost, $12,574,005)                           $    15,201,821
OTHER ASSETS, LESS LIABILITIES - 0.4%                               56,912
                                                           ---------------
NET ASSETS - 100%                                          $    15,258,733
                                                           ===============

*Non-income producing security.
+Foreign Security.





                      See notes to financial statements

                  EV MARATHON GOLD & NATURAL RESOURCES FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                               August 31, 1995
-------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (identified cost,
    $12,574,005)                                                 $15,201,821
  Cash                                                               114,643
  Receivable for Fund shares sold                                     18,538
  Dividends receivable                                                13,935
                                                                 -----------
      Total assets                                               $15,348,937
LIABILITIES:
  Payable for investments purchased                    $ 68,750
  Payable for Fund shares redeemed                       11,972
  Payable to affiliates --
    Trustees' fees                                           63
    Custodian fee                                           718
  Accrued expenses                                        8,701
                                                       --------
      Total liabilities                                               90,204
                                                                 -----------
NET ASSETS for 929,319 shares of beneficial interest
 outstanding                                                     $15,258,733
                                                                 ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                $11,816,225
  Accumulated net realized gain on investment
    transactions
     (computed on the basis of identified cost)                      814,692
  Unrealized appreciation of investments (computed on
    the basis of identified cost)                                  2,627,816
                                                                 -----------
      Total                                                      $15,258,733
                                                                 ===========

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
 (NOTE 6) PER SHARE
  ($15,258,733 / 929,319 shares of beneficial interest)            $16.42
                                                                   ======

                           STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------
                                                              YEAR ENDED
                                                      ------------------------

                                                       AUGUST 31,  SEPTEMBER 30,
                                                         1995*        1994
                                                      ----------   ------------
INVESTMENT INCOME:
  Income --
    Dividends                                         $  188,694   $  146,257
    Interest                                              20,571       10,761
                                                      ----------   ----------
      Total income                                    $  209,265   $  157,018
                                                      ----------   ----------
  Expenses --
    Investment adviser fee (Note 4)                   $   92,809   $   70,439
    Compensation of Trustees not members of the
      Investment Adviser's organization                      181          744
    Custodian fee (Note 4)                                 8,957       16,072
    Distribution fees (Note 5)                           106,417       78,196
    Printing and postage                                  28,105       21,288
    Legal and accounting services                         21,844       16,628
    Registration costs                                    20,620       25,344
    Transfer and dividend disbursing agent fees           12,634       11,564
    Miscellaneous                                          8,741        6,550
                                                      ----------   ----------
      Total expenses                                  $  300,308   $  246,825
                                                      ----------   ----------
        Net investment loss                           $  (91,043)  $  (89,807)
                                                      ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments, computed
   on the basis of identified cost                    $  875,917   $  (61,225)
  Change in unrealized appreciation of investments       634,567    1,765,546
                                                      ----------   ----------
        Net realized and unrealized gain on
          investments                                 $1,510,484   $1,704,321
                                                      ----------   ----------
          Net increase in net assets from operations  $1,419,441   $1,614,514
                                                      ==========   ==========

*For the eleven months ended, August 31, 1995 (See Note 10)

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                    YEAR ENDED
                                     -----------------------------------------

                                      AUGUST 31,   SEPTEMBER 30,  SEPTEMBER 30,
                                         1995*          1994          1993
                                     ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss               $   (91,043)  $   (89,807)  $   (39,887)
    Net realized gain (loss) on
     investments                          875,917       (61,225)      501,513
    Change in unrealized appreciation
     (depreciation) of investments        634,567     1,765,546       (78,433)
                                      -----------   -----------   -----------
      Net increase in net assets
       from operations                $ 1,419,441   $ 1,614,514   $   383,193
                                      -----------   -----------   -----------
  Distributions to shareholders --
    In excess of net investment
     income                           $    --       $   (10,924)  $    --
    In excess of realized gain on
     investments                           --          (508,281)       --
                                      -----------   -----------   -----------
        Total                         $    --       $  (519,205)  $    --
                                      -----------   -----------   -----------
  Transactions in shares of
   beneficial interest (Note 3) --
    Proceeds from sales of shares     $ 5,076,779   $10,163,553   $ 3,275,450
    Net asset value of shares
      issued to shareholder in
      payment of distributions
      declared                             --           378,380        --
    Cost of shares redeemed            (4,292,802)   (4,374,063)   (1,641,795)
                                      -----------   -----------   -----------
      Increase in net assets from
       Fund share transactions        $   783,977   $ 6,167,870   $ 1,633,655
                                      -----------   -----------   -----------
      Net increase in net assets      $ 2,203,418   $ 7,263,179   $ 2,016,848

NET ASSETS:
  At beginning of year                 13,055,315     5,792,136     3,775,288
                                      -----------   -----------   -----------
  At end of year (including
   accumulated net investment loss of
   $0, $0 and $52,552, respectively)  $15,258,733   $13,055,315   $ 5,792,136
                                      ===========   ===========   ===========

*For the eleven months ended, August 31, 1995 (See Note 10)

FINANCIAL STATEMENTS (Continued)
                                                       FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

                                    YEAR ENDED                             YEAR ENDED SEPTEMBER 30,
                                     AUGUST 31,    ------------------------------------------------------------------------------
                                      1995++           1994            1993            1992            1991            1990
                                      -------         -------         -------         -------         -------         -------
NET ASSET VALUE, beginning of year    $14.890         $13.240         $11.850         $11.140         $12.140         $13.460
                                      -------         -------         -------         -------         -------         -------
INCOME FROM OPERATIONS:
  Net investment income (loss)        $(0.100)**      $(0.050)        $(0.090)        $(0.083)        $ 0.020         $ 0.069

  Net realized and unrealized gain
    (loss) on investments               1.630**         2.650           1.480           1.103          (0.570)         (0.009)
                                      -------         -------         -------         -------         -------         -------
      Total income (loss)
       from operations                $ 1.530         $ 2.600         $ 1.390         $ 1.020          (0.550)        $ 0.060
                                      -------         -------         -------         -------         -------         -------
LESS DISTRIBUTIONS:
  From net investment income          $  --           $  --           $  --           $  --            (0.020)         (0.069)
  In excess of net investment income     --            (0.020)           --            (0.250)         (0.110)         (0.091)
  From net realized gain on
   investments                           --              --              --            (0.060)         (0.320)         (1.220)
  In excess of net realized
   gain on investments                   --            (0.930)           --              --              --              --
                                      -------         -------         -------         -------         -------         -------
      Total distributions             $  --           $(0.950)       $   --           $(0.310)        $(0.450)        $(1.380)
                                      -------         -------         -------         -------         -------         -------
NET ASSET VALUE, end of year          $16.420         $14.890        $ 13.240         $11.850         $11.140         $12.140
                                      =======         =======        ========         =======         =======         =======
TOTAL RETURN                           10.28%          20.47%          11.73%           9.44%         (4.36)%           0.01%
RATIOS/SUPPLEMENTAL DATA:*
  Net assets, end of
   year (000's omitted)               $15,259         $13,055        $  5,792         $ 3,775         $ 4,042         $ 4,391
  Ratio of net expenses to average
   daily net assets                     2.43%+          2.64%           3.15%           3.26%           3.29%           2.50%
  Ratio of net investment income
   (loss) to average daily net assets (0.74)%+        (0.96)%         (0.92)%         (0.67)%           0.17%           0.33%
PORTFOLIO TURNOVER                        49%             17%             57%             32%             27%             35%

*For the four years ended September 30, 1993, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

NET INVESTMENT LOSS PER SHARE                                          (0.210)         (0.240)         (0.110)         (0.300)
                                                                       ======          ======          ======          ======
RATIOS (As a percentage of average daily net assets):
  Expenses                                                              3.90%           4.65%           4.42%           5.23%
  Net investment loss                                                 (1.67)%         (2.06)%         (0.96)%         (2.40)%

 +Annualized.
++For the eleven months ended August 31, 1995 (See Note 10).
**Per share data is based on average shares outstanding.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Effective August 31, 1995 EV Marathon Gold & Natural Resources Fund (the Fund) became a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments, other than fixed income securities, listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices. Unlisted securities or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Options are valued at the last quoted sale price on the exchange or board of trade on which they are primarily traded or, in the absence of a sale, the mean between the last bid and asked price. Futures positions on investments or currencies are generally valued at closing settlement prices. Short-term obligations are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are appraised at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

C. DISTRIBUTION COSTS -- For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service ruling, the Fund changed its tax accounting for commissions paid from charging the expenses to paid-in capital to charging the expenses to operations. The change had no effect on either the Fund's current yield or total return (Notes 2 and 5).

D. OTHER -- Investment security transactions are accounted for on a trade date basis. Dividend income, distributions to shareholders and shares issued to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Fund, less its expenses and (B) at least one distribution annually of substantially all of the capital gains realized by the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in overdistributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the eleven months ended August 31, 1995, $91,043 was reclassified from accumulated net investment loss to paid-in capital, due to permanent differences between book and tax accounting for distribution costs ($12,252) and net operating loss carryovers ($78,791). Net investment income, net realized gains and net assets were not affected by these reclassifications.
------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                 YEAR ENDED      YEAR ENDED       YEAR ENDED
                                AUGUST 31,     SEPTEMBER 30,   SEPTEMBER 30,
                                   1995*            1994             1993
                                   -----       ---------------  --------------
Sales                            345,747          731,556         250,369
Issued to shareholders
  electing to receive
  payment of distribution in
  Fund shares                      --              28,365            --
Redemptions                     (293,310)        (320,555)       (131,463)
                                 -------          -------         -------
    Net increase                  52,437          439,366         118,906
                                  ======          =======         =======

 *For the eleven months ended August 31, 1995 (Note 10).
------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the eleven months ended August 31, 1995, the effective annual rate, based on average daily net assets, was 0.75%.

     Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. Certain of the officers and Trustees of the Fund are officers and directors/trustees of the above organizations (See Note 5).

     Trustees of the Fund that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the eleven months ended August 31, 1995, no significant amounts have been deferred.
------------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $92,800 as payable to EVD for the eleven months ended August 31, 1995, representing 0.75% (annualized) of daily average net assets. At August 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $427,000.

     In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Provision for service fees payments amounted to $13,617 for the eleven months ended August 31, 1995.

  Certain officers and Trustees of the Fund are officers or directors of EVD.
------------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase (6% and 5%, respectively for shares acquired prior to August 1, 1994), declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. If no Uncovered Distribution Charges exist, the CDSC will be credited to operations. EVD received approximately $100,000 of CDSC paid by shareholders for the eleven months ended August 31, 1995.
------------------------------------------------------------------------------
(7) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period.
------------------------------------------------------------------------------
(8) Purchases and Sales of Investments
Purchases and sales of investments, other than U.S. Government Securities and short-term obligations, aggregated $7,790,318 and $6,497,250, respectively.
------------------------------------------------------------------------------
(9) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investment securities owned at August 31, 1995, as computed on a federal income tax basis, are as follows:

      Aggregate cost                                         $12,574,005
                                                             ===========
      Gross unrealized appreciation                          $ 3,152,554
      Gross unrealized depreciation                              524,738
                                                              ----------
          Net unrealized appreciation                        $ 2,627,816
                                                             ===========
------------------------------------------------------------------------------
(10) SPECIAL SHAREHOLDER MEETING
The Fund changed its fiscal year end from September 30 to August 31, effective August 31, 1995. EV Marathon Gold & Natural Resources Fund (the Fund) held a special shareholder meeting on August 30, 1995. On July 5th, 1995, the record date of the meeting, the Fund had 932,342.795 shares outstanding, of which 540,439 shares were represented at the meeting. The votes at the meeting were as follows:

Item: The approval of an Agreement and Plan of Reorganization pursuant to which the Fund will be recognized to become a series fund of Eaton Vance Growth Trust, a Massachusetts business trust.

                                                             NUMBER OF SHARES
                                                               (UNAUDITED)
                                                                 ---------

      Affirmative                                                506,089
      Against                                                      4,640
      Abstain                                                     29,710

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
EV MARATHON GOLD & NATURAL RESOURCES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of EV Marathon Gold & Natural Resources Fund (the
Fund) (one of the series of Eaton Vance Growth Trust) as of August 31, 1995, the related statements of operations for the eleven months then ended and the year ended September 30, 1994, the statements of changes in net assets for the eleven months ended August 31, 1995 and for the years ended September 30, 1994 and 1993, and the financial highlights for the eleven months ended August 31, 1995 and for each of the years in the five-year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Gold & Natural Resources Fund at August 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP
BOSTON, MASSACHUSETTS
SEPTEMBER 29, 1995

                             INVESTMENT MANAGEMENT


EV MARATHON       OFFICERS                  INDEPENDENT TRUSTEES
GOLD & NATURAL    JAMES B. HAWKES           DONALD R. DWIGHT
RESOURCES FUND    President, Trustee        President,
24 Federal Street LANDON T. CLAY            Dwight Partners, Inc.
Boston, MA 02110  Vice President, Trustee     Chairman, Newspapers of
                  M. DOZIER GARDNER           New England, Inc.
                  Vice President            SAMUEL L. HAYES, III
                  WILLIAM D. BURT           Jacob H. Schiff Professor of
                  Vice President and         Investment Banking,
                   Portfolio Co-Manager      Harvard University
                  BARCLAY TITTMANN           Graduate School of
                   Vice President and        Business Administration
                   Portfolio Co-Manager     NORTON H. REAMER
                  JAMES L. O'CONNOR          President, United Asset
                   Treasurer                 Management Corporation
                  THOMAS OTIS               JOHN L. THORNDIKE
                   Secretary                Director, Fiduciary Company
                                             Incorporated
                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant

ADMINISTRATOR OF
EV MARATHON GOLD &
NATURAL RESOURCES FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV MARATHON
GOLD & NATURAL RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

M-NRSRC

EV MARATHON
GOLD & NATURAL
RESOURCES FUND

ANNUAL
SHAREHOLDER REPORT
AUGUST 31, 1995